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                                                                 EXHIBIT 10.15.1

             FIRST AMENDMENT TO THE MASTER TRAVEL SERVICES AGREEMENT

      This First Amendment to the MASTER TRAVEL SERVICES AGREEMENT ("Amendment") is made as of December 1, 2004, by and between Westran Services Corporation, a California corporation ("Westran"), on one hand, and Westcorp, a California corporation ("Westcorp"), Western Financial Bank, a federally chartered savings bank (the "Bank"), WFS Financial Inc, a California corporation ("WFS"), WestFin Insurance Agency, Inc. ("WFIA"), a California corporation, WFS Receivables Corporation ("WFSRC"), a California corporation, and Western Financial Associate Solutions ("WFAS"), a California corporation, on the other ("Companies" or in the singular "Company").

                                    RECITALS

      WHEREAS, Westran, Westcorp, WFS, WFSRC, WFIA, WFAS and the Bank have previously entered into a Master Travel Services Agreement, dated as of January 1, 2004 ("Agreement"); and

      WHEREAS, the parties desire to amend the Agreement to include WFS Receivables Corporation 3 as a Member; and

      NOW, THEREFORE, in consideration of the mutual covenants and promises contained in the Agreement and in this Amendment and for other good and sufficient consideration, the Agreement is amended as follows:

                                    AGREEMENT

      WFS Receivables Corporation 3 is included as a Member to the Agreement effective as of December 1, 2004.

      Except as amended specifically herein, all terms and conditions of the Agreement, shall remain in full force and effect.

      All capitalized terms not herein defined shall have the same meaning as set forth in the Agreement.

      This Amendment may be executed in any number of counterparts and by separate parties hereto on separate counterparts, each of which when executed shall be deemed an original, but all such counterparts taken together shall constitute one and the same instrument.

      IN WITNESS WHEREOF, the undersigned have executed this Amendment on the date set forth below.

WESTRAN SERVICES CORP

By: _________________________________           Date: December ___________, 2004
    Shelley M. Chase, President

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WESTCORP

By: ______________________________________      Date: December ___________, 2004
    Lee Whatcott, Executive Vice President

WESTERN FINANCIAL BANK

By: ________________________________            Date: December ___________, 2004
    James E. Tecca, President
    President, Commercial Banking

WESTFIN INSURANCE AGENCY, INC.

By: ________________________________            Date: December ___________, 2004
    Mark Olson, Vice President

WFS RECEIVABLES CORPORATION

By: ________________________________            Date: December ___________, 2004
    John Coluccio, President

WESTERN FINANCIAL ASSOCIATE SOLUTIONS

By: ________________________________            Date: December ___________, 2004
    Karen Marchak, President

WFS RECEIVABLES CORPORATION 3

By: ____________________________________        Date: December ___________, 2004
    Keith Ford, Assistant Vice President

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